UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2025

 ____________________________________________________________________
CHORD ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on April 30, 2025. At the Annual Meeting, the Company’s shareholders were requested to: (1) elect eleven directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2026 Annual Meeting of Shareholders; (2) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2025 (the “Definitive Proxy Statement”); and (3) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.
The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Definitive Proxy Statement:
1.Each of the directors that were up for election was elected for a term of one year. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Douglas Brooks	48,178,789	77,621	61,887	4,103,284
Daniel Brown	48,178,750	74,156	65,391	4,103,284
Susan Cunningham	48,014,654	237,920	65,723	4,103,284
Ian Dundas	48,141,693	110,567	66,037	4,103,284
Hilary Foulkes	48,084,183	168,649	65,465	4,103,284
Samantha Holroyd	47,868,257	384,051	65,989	4,103,284
Kevin McCarthy	47,782,809	470,611	64,877	4,103,284
Ward Polzin	48,151,006	101,281	66,010	4,103,284
Jeffrey Sheets	48,093,073	159,350	65,874	4,103,284
Anne Taylor	47,684,657	553,823	79,817	4,103,284
Marguerite Woung-Chapman	46,550,145	1,702,496	65,656	4,103,284
2.The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
47,323,842	740,084	254,371	4,103,284
3.PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2025. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
52,022,717	287,058	111,806

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHORD ENERGY CORPORATION (Registrant)

Date: May 2, 2025	By:	/s/ Shannon B. Kinney
Shannon B. Kinney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary